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                MFS/Foreign & Colonial International Growth Fund
          MFS/Foreign & Colonial International Growth and Income Fund
              MFS/Foreign & Colonial Emerging Markets Equity Fund


  Supplement to the Current Prospectus and Statement of Additional Information
                            dated September 1, 1995


         Commencing on or about November 27, 1995, each of MFS/Foreign & Colonial International Growth Fund, MFS/Foreign & Colonial International Growth and Income Fund and MFS/Foreign & Colonial Emerging Markets Equity Fund will re-open for sales to new investors.


                The date of this Supplement is November 13, 1995